Santaro Interactive Entertainment 10-K/A

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Santaro Interactive Entertainment Company (the "Company") on Form 10-K/A for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Dong Yan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 2nd day of May, 2011.

/s/ Dong Yan
Dong Yan, Chief Financial Officer